Krispy Kreme DOUGHNUTS®




Krispy Kreme
Krispy Kreme





INVESTOR PRESENTATION | SEPTEMBER 2013

FORWARD-LOOKING **STATEMENTS**

Some of the information in this presentation represents forward-looking statements that are protected under the Private Securities Litigation Reform Act of 1995. Such statements may reflect our expectations or beliefs about the future, including, without limitation, expectations or beliefs regarding our financial performance. We cannot assure you that we will achieve or realize these expectations. Like any such statements, they are subject to a number of factors, risks and uncertainties that could cause actual results to differ materially from our expectations or beliefs. These factors include items discussed in our SEC filings, including our annual report on Form 10-K for the year ended February 3, 2013. New factors emerge from time to time, and it is not possible for us to predict all such factors or assess the impact of each such factor on Krispy Kreme. If we do make forward-looking statements, we undertake no obligation to update those statements in the future in light of subsequent events. Please note that all of our SEC filings, along with other shareholder relevant information, can be found on the IR portion of our website at www.krispykreme.com.

MISSION

To touch and enhance lives through the joy that is Krispy Kreme

VISION

To be the worldwide leader in sharing delicious tastes and creating joyful memories

OVERVIEW

76 year old branded retailer & wholesaler
of high-quality doughnuts and packaged sweets

Brand familiarity on par with much larger names

789 shops in 21 countries
- 93 Company-owned
- 150 domestic franchise locations
- 546 international franchise shops

Growing worldwide,
cash generator,
profitable operations
and debt free


Krispy Kreme
DOUGHNUTS

WORLDWIDE PRESENCE


United Kingdom
South Korea
Turkey
India
Japan
Canada
Dominican Republic
Puerto Rico
United States
Mexico
Saudi Arabia
Lebanon
Kuwait
Bahrain
Qatar
UAE
Philippines
Thailand
Malaysia
Indonesia
Australia
1-10
11-40
41-90
91-200
201+

789 stores in 21 countries

HOW WE **PLAN TO GROW**



INTERNATIONAL

Build on momentum in new and existing markets

- Announced additional 60 stores in Korea
- Plan to open in Moscow, Delhi, Singapore and Taiwan later this year

DOMESTIC

Picking up the pace of expansion

- Company stores
- Current franchisees
- New franchisees

INTERNATIONAL **STORE COUNT**


GOAL
900
204
298
358
417
460
509
546
FY08
FY09
FY10
FY11
FY12
FY13
FY14 Q2
FY17E

DOMESTIC **STORE COUNT**


GOAL
400
245
100
145
225
93
132
224
83
141
229
85
144
234
92
142
239
97
142
243
93
150
FY08
FY09
FY10
FY11
FY12
FY13
FY14 Q2
FY17E
DOMESTIC FRANCHISE
COMPANY
TOTAL

DOMESTIC UNIT **GROWTH PLAN**


Krispy Kreme
DOUGHNUTS

Company expansion primarily **in the southeast,** focusing on **small free-standing factory shops**

- To date, **5 small free-standing factories operate** with focus on **continuous improvement**
- **Expect to build 7-10** Company shops annually, **but may accelerate pace** in fiscal 2015

DOMESTIC UNIT **GROWTH PLAN**

Expanding through **new franchise agreements**

- **Executed 15 store development agreement for Dallas**

Existing franchisees continuing to expand both in the southeast and elsewhere



Krispy Kreme
DOUGHNUTS
DOUGHNUT FACTORY


The
JOY
OF
Krispy Kreme

The ORIGINAL GLAZED® DOUGHNUT



1937



NOW


Krispy Kreme
CREATES MORE
than just
DOUGHNUTS.

WE DO WHAT WE DO **TO HELP SPREAD** *Joy*


EAT
Krispy


A LITTLE
JOY
CAN CHANGE
the
World


WE MAKE JOY.
AND THAT'S SOMETHING THAT CAN
change the world.


Our BRAND PILLARS
Let's
•BE GOOD-HEARTED
•INSPIRE SHARING
•BE FUN
•BE SIMPLE
•BE GENUINE
•BE CRAVEABLE


Let's
BE CRAVEABLE
IT'S ALL ABOUT REWARDING OUR GUESTS WITH THAT
SWEET ESCAPE FROM THEIR REGULAR ROUTINE.

PEOPLE **CRAVE** OUR DOUGHNUTS

The Restaurant Chains With The Most Addictive Food

The Huffington Post | By Carey Polis
Posted: 07/09/2013 1:07 pm EDT

Eighty-three percent of consumers say that cravings are the main reason they purchase food outside their home, according to a new report by market research firm Technomic. Nearly everyone is subject to some kind of comfort food craving at some point, and some restaurants know how to give customers exactly what they want. Want some cheesy biscuits? Go to Red Lobster. How about a massive portion of pasta? Hit up The Cheesecake Factory.

Technomic surveyed 22,459 adults and found that 75 percent of consumers who visit restaurants more than once a week are particularly interested in craveable items that they can't make at home.

Between 350 and 430 people were surveyed about each of the 115 restaurant chains that Technomic tracks. Here are the top performers:


Exhibit 4: Most Craveable Chains by Segment
QSR
Fast Casual
Midscale
Casual Dining
Krispy Kreme
Cold Stone Creamery
Auntie Anne's
Dairy Queen
Red Lobster
Culver's
P.F. Chang's
Zaxby's
Olive Garden
The Cheesecake Factory
Cracker Barrel
Famous Dave's
Chipotle
Firehouse Subs
Noodles & Company
Jason's Deli
IHOP
Waffle House
Big Boy
Bob Evans
Overall Rating (% Excellent)

Krispy Kreme has a pretty commanding lead, perhaps proving that a lot of people fall victim to donut cravings. In fact, dessert chains in general perform well, with Coldstone Creamery and Auntie Annie's (based on any time we've walked around a mall, we're going to go ahead and assume that the cinnamon sugar pretzel is a top seller) rounding out the top three.

Out of the casual dining chains, Red Lobster was deemed more addictive than Olive Garden or Cracker Barrel. Consumers found the seafood options to be the most crave-worthy, but also highlighted the cheddar biscuits.

Noticeably absent from the graph are any burger or pizza chains.

So what does this mean about our eating out habits? Given that only 25 percent of adults eat healthy when eating out, it seems like the other 75 percent are craving foods high in sugar, salt and fat.

To learn more, download a copy of the report here.

Source: The Huffington Post and Technomic

COMPANY SAME STORE **SALES**


14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
Driven by higher traffic
-0.7%
3.5%
4.0%
5.2%
2.1% FY12 pricing lapped
5.4%
6.8%
7.5%
11.4%
10.0%
FY09
FY10
FY11
FY12
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2

COMPANY SAME STORE **SALES DRIVERS**

Improved **occasion-based marketing** and consumer outreach, including through **social media**

Improved hospitality – ongoing programs to foster an **outstanding consumer experience**

Better looking shops – ongoing **remodels** on both large and small scale

Ongoing **doughnut innovation** and complementary **beverage offerings**



Krispy Kreme DOUGHNUTS

FINANCIALS


Krispy Kreme
DOUGHNUTS
COFFEE BAR

ADJUSTED **NET INCOME** AND ADJUSTED **EPS**


($ in millions, except EPS amounts)
$50
$40
$30
$20
$10
$-
$(10)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
FY09
FY10
FY11
FY12
FY13 (1)
FY14E (2)
Operating income
Adjusted net income
Adjusted EPS

(1) FY13 is exclusive of results for the 53rd week.

(2) Midpoint of management's earnings guidance

Adjusted net income and adjusted EPS are non-GAAP measures. See appendix.

SMALL FREE-STANDING FACTORY SHOPS

INVESTMENT

	Typical Prototype	Greenville, S.C. Actual (1)
Square footage	2,300	2,462
INVESTMENT		
Doughnut equipment	$ 215,000	$ 216,000
Furniture, fixtures & equipment	235,000	206,000
Owner-supplied items	NA	125,000
Soft costs	NA	41,000
Initial franchise fee	50,000	50,000
Total franchisee-funded	$ 500,000	$ 638,000
Land	$ 810,000	
Building shell and upfit	530,000	
Soft costs	83,000	
Contingency	62,000	
Total landlord investment	$ 1,485,000	
Annual rent (9.5% of LL investment in prototype)	$ 141,075	$ 132,000
Rent per square foot	$ 61	$ 54

(1) Company shop opened January 2013; except for owner-supplied items shown above, land, building and upfit supplied by developer

Krispy Kreme DOUGHNUTS

SMALL FREE-STANDING FACTORY SHOPS

AVERAGE WEEKLY REVENUES



5 shops opened to date
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Jan
Feb
Mar
Apr
May
Jun
Jul
Greenville, SC
Knoxville, TN
Jacksonville, FL
Burlington, NC
Matthews, NC (scrape & rebuild)

SMALL FREE-STANDING FACTORY SHOPS

EARLY RESULTS

First Shop - Greenville, SC (opened January 2013)

Average per week:	
Sales(1)	$31,000
Shop EBITDA(2)	$4,000
Shop cash flow(3)	$3,400
Annualized cash flow	$177,000
Investment	$638,000
Cash-on-cash ROI	28%

(1) Q2FY14; January through April AUV of +/- $46,000 reflects honeymoon effects
(2) Shop 4-wall earnings before interest, taxes and depreciation (EBITDA); reflects 4.5% royalty
(3) Shop 4-wall EBITDA minus 2% maintenance capex

EBITDA is a non-GAAP measure. Management believes EBITDA is a useful measure of shop financial performance because it measures a shop's ability to generate cash from operations, a frequently used metric in the restaurant industry.

Krispy Kreme DOUGHNUTS

SMALL FREE-STANDING FACTORY SHOPS

EARLY READ ON RESULTS

Estimated cost of construction – in the ballpark

Revenues – as much as we hoped
– better than we planned


Krispy Kreme

ROI – well above thresholds on strong top line

Results – very encouraging but need to be sustained over time

KEY POINTS

76 year old brand, but **our future is brighter than ever**

Blessings

- Brand beloved the world over
- Best in class products
- Compelling long-term opportunities
- Focused strategies
- Capable and energized team

FY14 just a starting point
to what we hope to achieve



CONCLUSION



Krispy Kreme is now squarely on **intelligent, deliberate offense**

An exceptional brand on a path of **consistent, sustainable growth**

No longer about where we have been, but **where we are going**

APPENDICES


KK
Krispy Kreme
DOUGHNUTS
And
COFFEE

ADJUSTED NET **INCOME AND EPS**

In the quarter ended January 29, 2012, the Company reversed $139.6 million of valuation allowances against deferred tax assets because management concluded that realization of such assets was more likely than not. While such reversal, which was required by GAAP, increased the Company's earnings by $139.6 million in fiscal 2012, the reversal has the effect of increasing the provision for income taxes, and therefore decreasing net income, beginning in fiscal 2013. The reversal had no effect on the Company's cash payments for income taxes. This negative effect on earnings occurs because the reversal of the valuation allowances resulted in the recognition in fiscal 2012 of income tax benefits expected to be realized in later years. Absent the reversal of the valuation allowances, any such tax benefits would have been recognized when realized in future periods upon the generation of taxable income. Accordingly, beginning in fiscal 2013, the Company's effective income tax rate, which in fiscal 2012 and earlier years bore little or no relationship to pretax income, more closely reflects the blended federal and state income tax rates in jurisdictions in which the Company operates.

Because of the increase in the Company's effective income tax rate as described above, the Company's income tax expense in fiscal 2013 and fiscal 2014 is not comparable to income tax expense in fiscal 2012. In addition, until such time as the Company's net operating loss carryovers are exhausted or expire, GAAP income tax expense is expected to substantially exceed the amount of cash income taxes payable by the Company, which are expected to remain insignificant for the foreseeable future.

In the second quarter of fiscal 2014, the Company recorded a charge of $1.0 million related to the refinancing of its secured credit facilities, consisting principally of the writeoff of deferred financing costs related to the Company's term loan, which was retired in full, and the termination of an interest rate hedge related to the term loan. Charges of this nature are not expected to recur on a regular basis.

The Company's fiscal year ends on the Sunday closest to January 31, which periodically results in a 53-week year. Fiscal 2013 contained 53 weeks, while fiscal 2014 will contain 52 weeks

In addition, in the second quarter of fiscal 2012, the Company realized a pretax gain of $6.2 million ($4.7 million after tax, or $.06 per share) on the sale of its 30% ownership interest in KK Mexico, an equity method investee. The Company does not expect to realize similar gains in the future.

The following non-GAAP financial information and related reconciliation to GAAP measures are provided to assist the reader in understanding the effects of the above transactions and events, which, except for the periodic occurrence of the 53-week year, are expected to be non-recurring, on the Company's results of operations, and to facilitate comparison of fiscal 2013 and 2014 results with the Company's financial results for fiscal 2012. In addition, the non-GAAP financial information is intended to illustrate the material difference between the Company's income tax expense and income taxes currently payable. These non-GAAP performance measures are consistent with other measurements made by management in the operation of the business which do not consider income taxes except to the extent to which those taxes currently are payable, for example, capital allocation decisions and incentive compensation measurements that are made on a pretax basis.

ADJUSTED NET **INCOME AND EPS**

	Management's Earnings Guidance Year Ending February 2, 2014		Historical Year Ended	
	From	To	February 3, 2013	January 29, 2012
Net income, as reported	$ 24,500	$ 26,500	$ 20,779	$ 166,269
Loss on refinancing of debt	1,000	1,000		
Provision for deferred income taxes	16,500	17,500	13,413	(139,403)
Gain on sale of interest in KK Mexico (net of income taxes of $1,492)	-	-	-	(4,706)
Adjusted net income	$ 42,000	$ 45,000	34,192	22,160
Earnings for the 53rd week			(1,273)	-
Adjusted net income - 52 week basis			$ 32,919	$ 22,160
Adjusted earnings per common share:				
Basic	$ 0.62	$ 0.66	$ 0.49	$ 0.32
Diluted	$ 0.59	$ 0.63	$ 0.47	$ 0.31
Weighted average shares outstanding:				
Basic	68,000	68,000	67,624	69,145
Diluted	71,000	71,000	69,896	71,497

(In thousands, except per share amounts)


Krispy Kreme
DOUGHNUTS®